Exhibit 99.1

Canterbury Park Holding Corporation Announces June 28, 2016 Annual Shareholders Meeting

Shareholders to Vote on Proposed Business Restructuring

SHAKOPEE, Minn.--(BUSINESS WIRE)--May 31, 2016--Canterbury Park Holding Corporation (NASDAQ: CPHC) (the “Company”) today announced that it will hold its Annual Meeting of Shareholders on Tuesday, June 28, 2016, at 10:00 a.m. local time (CDT). The meeting will be held at the Company’s Racetrack at 1100 Canterbury Road, Shakopee, MN 55379.

At the Annual Meeting, in addition to electing six directors and considering other matters, the Company’s shareholders will be asked to vote on the reorganization of the Company’s business into a holding company structure (the “Reorganization”) pursuant to an Agreement and Plan of Merger dated as of March 1, 2016 between the Company, New Canterbury Park Holding Corporation, a wholly-owned subsidiary of the Company (“NewHoldingCo”), and Canterbury Park Entertainment LLC (“EntertainmentCo”), a wholly-owned subsidiary of NewHoldingCo. If approved by the shareholders, the Company’s business will be restructured as follows:

  NewHoldingCo will replace the Company as the public company owned by the Company’s shareholders. Each share of the Company’s common stock outstanding at the time of the Reorganization will automatically be converted into one share of common stock in NewHoldingCo, and each shareholder will have the same percentage ownership in NewHoldingCo immediately after the Reorganization as that shareholder had in the Company immediately before the Reorganization.
  NewHoldingCo will be the holding company for and parent company of two subsidiaries, EntertainmentCo and Canterbury Development LLC (“DevelopmentCo”), another recently formed subsidiary of NewHoldingCo.
  EntertainmentCo will be the surviving business entity in a merger with the Company and will become the direct owner of all land, facilities, and other assets used in the Company’s pari-mutuel wagering, card casino, concessions and other related businesses (“Racetrack Operations”); it will continue to conduct these businesses consistent with current practices and will be subject to direct regulation by the Minnesota Racing Commission (“MRC”).
  DevelopmentCo will continue the Company’s efforts to commercially develop approximately 140 acres of land currently owned or controlled by the Company that are not needed for our Racetrack Operations. DevelopmentCo will not be subject to direct regulation by the MRC.

Mr. Randall D. Sampson, the Company’s Chief Executive Officer commented: “We are pleased to be able to present the proposed Reorganization to our shareholders on June 28. The Reorganization is a key element to our future development plans. It will not only enable the Company to legally separate its regulated gaming businesses from its real estate development activities, it will also establish a structure which offers strategic, operational and financing flexibility.

“Shareholders will not be affected by the Reorganization. NewHoldingCo, through its subsidiaries, will continue to conduct all of the operations currently conducted by the Company and its subsidiaries, and the directors and principal executive officers of the Company prior to the Reorganization will be the same as the directors and executive officers of NewHoldingCo following the Reorganization.

“If approved at the Annual Meeting, we expect the Reorganization will become effective on or about June 30, 2016. At that time, NewHoldingCo’s name will be changed to Canterbury Park Holding Corporation, and we expect its shares will trade on the NASDAQ Global Market (‘NASDAQ’) under the ticker symbol ‘CPHC’, which is the NASDAQ ticker symbol currently used for trading the Company shares.”

About Canterbury Park:
Canterbury Park Holding Corporation owns and operates Canterbury Park Racetrack, Minnesota’s only thoroughbred and quarter horse racing facility. The Company’s 69-day 2016 live race meet began May 20 and ends September 17. In addition, Canterbury Park’s Card Casino hosts “unbanked” card games 24 hours a day, seven days a week, offering both poker and table games. The Company also conducts year-round wagering on simulcast horse racing and hosts a variety of other entertainment and special events at its facility in Shakopee, Minnesota. For more information about the Company, please visit www.canterburypark.com.

Important Information Regarding Information Filed with the SEC
The Company filed a Registration Statement on Form S-4 and a preliminary Proxy Statement/Prospectus in April 2016 with the Securities and Exchange Commission (“SEC”). On May 27, 2016 the SEC declared the Registration Statement effective and also completed its review of the Proxy Statement/Prospectus. The Company is now in the process of delivering its definitive Proxy Statement/Prospectus to all shareholders. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH OR INCORPORATED BY REFERENCE CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATION. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS WHEN THEY ARE DELIVERED BEFORE DECIDING HOW TO VOTE ON THE REORGANIZATION.

Shareholders and investors may obtain free copies of the Proxy Statement/Prospectus and relevant other documents filed with the SEC by the Company through the EDGAR website maintained by the SEC at www.sec.gov. In addition, shareholders may obtain free copies of the Proxy Statement/Prospectus and the other relevant documents filed by the Company with the SEC by contacting David C. Hansen, Secretary and Chief Financial Officer, Canterbury Park Holding Corporation Dhansen@canterburypark.com.

Forward-Looking Statements:
Information set forth in this news release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "should," "will," and similar words, although some forward-looking statements are expressed differently.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: significant competition, both directly from other gaming operations and indirectly from other forms of entertainment and leisure time activities; general economic trends; consumer confidence and reductions in consumers’ discretionary spending, which may result from economic conditions, unemployment levels and other changes; subject to extensive regulation from gaming authorities; changes in the laws that govern our business, including the possibility of an increase in gaming taxes, which would increase our costs, and changes in other laws; dependent on key personnel; may not be able to attract a sufficient number of horses and trainers to achieve full field horse races; inclement weather and other conditions may affect our ability to conduct live racing; an increase in the minimum wage mandated under Federal or Minnesota law; and other factors as discussed in the Company’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the United States Securities and Exchange Commission. The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur.

CONTACT:
Canterbury Park Holding Corporation
Randy Sampson, 952-445-7223